Exhibit 10.18.5

Certain confidential information contained in this document, marked by brackets (“[***]”), has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

EXECUTION VERSION

AMENDMENT NO. 5 TO MASTER REPURCHASE AGREEMENT

Amendment No. 5 to Master Repurchase Agreement, dated as of November 19, 2021 (this “Amendment”), among NATIONAL FOUNDERS LP (the “Buyer”), FACO CROP LOANS LLC (the “Seller”), FACO CROP LOAN FINANCING TRUST C1 (the “Trust Subsidiary”) and FINANCE OF AMERICA COMMERCIAL LLC (the “Guarantor”).

RECITALS

The Buyer, Seller and Trust Subsidiary are parties to that certain Master Repurchase Agreement, dated as of March 18, 2020 (as amended by Amendment No. 1, dated as of July 30, 2020, Amendment No. 2, dated as of October 21, 2020, Amendment No. 3, dated as of March 19, 2021, and Amendment No. 4, dated as of September 17, 2021, the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”). The Guarantor is party to that certain Guaranty, dated as of March 18, 2020, (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) made in favor of the Buyer. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer, Seller, Trust Subsidiary and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer, Seller, Trust Subsidiary and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement are hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 adding the following definition in proper alphabetical order:

“Fifth Amendment Effective Date” means November 19, 2021.

1.2 deleting the definitions of “Asset Value” and “Pricing Spread,” in their entirety and replacing them with the following:

“Asset Value” means, with respect to (a) each Contributed Crop Loan, the lesser of (x) for any Contributed Crop Loan whose proceeds were used to fund the growth of Crops to be harvested in Crop Year 2020, five million dollars ($5,000,000) and (y) for any other Contributed Crop Loan, ten million dollars ($10,000,000) and (ii) the applicable Purchase Price Percentage multiplied by (x) for all Transactions, to the extent the insurance period for the related Crop Insurance Policy has not expired (for the avoidance of doubt, expired shall mean that the time for payment of indemnities under such Crop Insurance Policy has terminated), the lesser of (1) the Market Value thereof and (2) the Insured Value and (y) with respect to Contributed Crop Loans whose proceeds were used to fund the growth of Crops to be harvested in Crop Year 2020, to the extent the related insurance period under the Crop Insurance Policy has expired, the Market Value thereof and (b) a Purchased Asset, an amount equal to the combined Asset Value of the Contributed Crop Loans.

Without limiting the generality of the foregoing, each Seller Party acknowledges that the Asset Value of a Purchased Asset or Contributed Crop Loan may be reduced to zero by Buyer if:

(i)    (x) such Contributed Crop Loan contains a breach of a representation or warranty made by a Seller Party in Schedule 1A to the Agreement and such breach has not been cured within the applicable cure period, if any or (y) the Trust Subsidiary Interests represented by an Eligible Trust Certificate contains a breach of a representation or warranty made by a Seller Party in Schedule 1B to the Agreement and such breach has not been cured within the applicable cure period, if any;

(ii)    a monetary or material non-monetary default occurs under the terms of such Contributed Crop Loan beyond any applicable cure period;

(iii)    such Contributed Crop Loan has been released from the possession of the Custodian under the Custodial Agreement for a period in excess of [***] calendar days;

(iv)    with respect to Contributed Crop Loans whose proceeds were used to fund the growth of Crops to be harvested in Crop Year 2020, such Contributed Crop Loan has been subject to a Transaction in excess of [***] days;

(v) [Reserved];

(vi)    with respect to Contributed Crop Loans whose proceeds were used to fund the growth of Crops to be harvested in Crop Year 2021, Crop Year 2022 or any subsequent Crop Year, the Crop Insurance Policy for such Contributed Crop Loan has expired; or

(vii)    (A) such Crop Loan causes a Concentration Limit Violation under clause (viii) of the definition thereof to occur or (B) such Crop Loan causes any Concentration Limit Violation (other than clause (viii) of the definition thereof) to occur.

“Pricing Spread” means (a) for any Transaction prior to March 31, 2020, [***]%, (b) for any Transaction on or after March 31, 2020, solely with respect to any Contributed Crop Loans whose proceeds were used to fund the growth of Crops to be harvested in Crop Year 2020, [***]% and (c) for any Transaction after March 31, 2020, solely with respect to Contributed Crop Loans whose proceeds were used to fund the growth of Crops to be harvested in Crop Year 2021 or any subsequent Crop Year, [***]%. Notwithstanding the foregoing, (i) in the event a Contributed Crop Loan whose proceeds were used to fund the growth of Crops to be harvested in Crop Year 2021 or any subsequent Crop Year is subject to a Transaction for greater than six (6) months, the applicable Pricing Spread shall be increased by [***]%, and (ii) in the event a Contributed Crop Loan whose proceeds were used to fund the growth of Crops to be harvested in Crop Year 2021 is subject to a Transaction after December 3, 2021, the applicable Pricing Spread shall be increased by an additional [***]%.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions precedent:

2.1    Delivered Documents. On the date hereof, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)    this Amendment, executed and delivered by the duly authorized officers of the Buyer, Seller, Trust Subsidiary and Guarantor; and

(b)    such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Representations and Warranties. Each of the Seller and Trust Subsidiary hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on Seller’s or Trust Subsidiary’s part, as applicable, to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and the Seller and Trust Subsidiary hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement as of the date hereof are true and correct in all material respects, except to the extent such representations relate to a date prior to the date hereof, in which case the representations and warranties are true and correct in all material respects as of such date.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 8. Reaffirmation of Guaranty. Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller and Trust Subsidiary to Buyer under the Existing Repurchase Agreement, as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

NATIONAL FOUNDERS LP, as Buyer

By:	/s/ Brett M. Samsky
Name: Brett M. Samsky
Title: Chief Executive Officer

FACO CROP LOANS LLC, as Seller

By:	/s/ Bob Conway
Name:	Bob Conway
Title:	Treasurer

FACO CROP LOAN FINANCING TRUST C1, as Trust Subsidiary

By: FACO Crop Loans LLC, as its Administrator

By:	/s/ Bob Conway
Name:	Bob Conway
Title:	Treasurer

FINANCE OF AMERICA COMMERCIAL LLC, as Guarantor

By:	/s/ Bob Conway
Name:	Bob Conway
Title:	Treasurer

Signature Page to Amendment No. 5 to Master Repurchase Agreement